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                                                                   Exhibit 10.24

                                    12/28/02

[LOGO] UNITED STATES POSTAL SERVICE

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
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                  AMENDMENT TO TRANSPORTATION SERVICES CONTRACT
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                                               1. AMENDMENT PURSUANT TO:
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a. CONTRACT NO.       b. AMENDMENT NO.   c. EFFECTIVE DATE      d. BEGIN CONTRACT TERM   e. END CONTRACT TERM

   TNET 93-01            58                 September 7, 2002      November 11, 1992        September 6, 2002
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f. FOR MAIL SERVICE   CITY & STATE                              CITY & STATE
   IN OR BETWEEN      IndianaPolis, IN (HUB)                    Indianapolis, IN (HUB)

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                                                    2. CONTRACTOR
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a. NAME AND ADDRESS OF CONTRACTOR                               b. SOCIAL SECURITY/TAXPAYER IDENTIFICATION NO.

   Evergreen Aviation Ground Logistics Enterprises, Inc.           93-0876736
   2475 So. Hoffman Road
   Indianapolis, IN 46241-3738                                  ------------------------------------------------------
                                                                c. TELEPHONE NO.
                                                                   317-487-4251
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                                              3. DESCRIPTION OF AMENDMENT
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Effective September 7, 2002, this contract is hereby renewed for two years, expiring on September 10, 2004. The contract is modified in accordance with the attached statement of work. The contract pricing is as follows:

                 2200 Cans/day Tues-Sat.

                 % of total   avg. # of    rate per
                 containers   containers   container      daily
                 ----------   ----------   ---------   ----------
Working APC           72%         1584       $ 8.90    $14,097.60
Working Pa11et      1.45%         31.9       $21.50    $   685.85
Working BMC         0.53%        11.66       $21.50    $   250.69
Direct APC         17.12%       376.64       $ 4.50    $ 1,694.88
Direct Pallet       8.80%        193.6       $ 5.00    $ 1,165.00
Direct BMC          0.10%          2.2       $ 5.75    $    12.65
                                                       $17,903.27   $89,516.35 per week
                 1200 c____day Sunday

Working APC           72%          884       $ _.90    $ 7,689.50
Working Pallet      1.45%         17.4       $21.50    $   374.10
Working BMC         0.53%         6.36       $21.50    $   136.74
Direct APC         17.12%       205.44       $ 4.50    $   924.48
Direct Pallet       8.80%        105.6       $ 6.00    $   533._0
Direct BMC          0.10%          1.2       $ 5.75    $   633.60
                                                       $ 9,785,42
                                                                    $99,281.77 per week   $5,162,652.04 per year
                                                                                          $  939,616.28 fixed costs
                                                                                          $6,102,268.32 yearly total
                                                                                          $  117,351.31 weekly rate

All other terms and conditions of the contract remain unchanged.

Except as provided herein, all terms and conditions of the contract described in block 1 remain unchanged and in full force and effect.
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4.   The parties have caused this amendment to be executed, effective the date set forth in block 1e.
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                      PRINCIPAL                                                  U.S. POSTAL SERVICE
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/s/ Brian T. Bauer                               12/19/01    /s/ Marilyn Davis                                12/19/02
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(Signature of person authorized to sign)           Date     (Signature of Contracting Officer)                  Date

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NAME AND TITLE OF SIGNER                                    NAME AND TITLE OF CONTRACTING OFFICER
Brian Bauer                                                 Marilyn R. Davis
President                                                   Purchasing Specialist/Contracting Officer
Evergreen Aviation Ground Logistics Enterprises, Inc.
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PS FORM 7406, November 1994